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                                                                    Exhibit 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated February 17, 2000 on the financial statements of Vitamins.com, Inc. included in HealthCentral.com's Form 8-K dated February 22, 2001 and to all references to our Firm included in this registration statement.


                                          /s/ ARTHUR ANDERSEN LLP

Vienna, Virginia
February 22, 2001